Exhibit 10.23
AMENDMENT TO THE EMPLOYMENT AGREEMENT
BETWEEN HARLAND CLARKE HOLDINGS CORP.
AND PETER A. FERA, JR.
     WHEREAS, Harland Clarke Holdings Corp., a Delaware corporation (the ‘‘Company’’), and Peter A. Fera, Jr. (the ‘‘Executive’’) entered into an employment agreement (as amended, the “Employment Agreement”) dated as of February 13, 2008;
     WHEREAS, the Company and the Executive wish to modify the term of employment set forth in the Employment Agreement;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Executive hereby agree to amend the Employment Agreement, effective as of February 2, 2010, as set forth below:
1.	Section 2.1 is hereby modified by deleting the date of December 31, 2010 and inserting in its place the date December 31, 2013.

2.	All other terms and conditions of the Employment Agreement shall otherwise remain in place, except as expressly amended herein.
     IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement effective as of February 2, 2010.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Charles Dawson
	Name:	Charles Dawson
	Title:	President & CEO

/s/ Peter A. Fera, Jr.
Peter A. Fera, Jr.